SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                Form 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2000

                          Commerce Group Corp.
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          (Exact name of registrant as specified in its charter)



    Wisconsin                 1-7375                      39-1942961
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(State or other       (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)



         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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          (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312

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ITEM 5.  OTHER EVENTS MATERIAL DISCLOSURE

The following news release was issued on February 24, 2000:

Incubator Company Ecomm Group Announces Strategic Wireless Content Initiative and Links with "Web to Wireless" Company Datalink.net

MILWAUKEE--(BUSINESS WIRE)--Feb. 24, 2000--Commerce Group Corp.'s
(OTCBB:CGCO - news) subsidiary Ecomm Group Inc. Thursday announced that it is expanding into wireless services and wireless Web content aggregation starting with a link with Datalink.net.

Ecomm's link with Datalink.net (Amex:DLK - news) will enable www.MyInternet.to visitors to remotely access real-time information, including financial and sports news. The services also alert users, via pager, to the presence of critical e-mail and allow e-mail retrieval and response via the Internet, facsimile or voice mail.

Ecomm is a next generation technology incubator company actively engaged in the conception and ongoing nurturing of development stage Internet businesses similar to NetValue (OTCBB:NETV - news) or IdeaLabs! Ecomm's first incubator project, the MyInternet.to Web portal has been tested, marketed, and updated to maximize its market share on the Internet. The Web site has a static link to the highly trafficked www.ibchannel.com Web site.

MyInternet.to has implemented a broad-reaching affiliate program through Linkshare.com which enables it to derive revenues from affiliate agreements with small and large Internet Web sites. Such Web sites include Yahoo Travel, Audio Book Club, JC Penney, Dell, and many more. Ecomm has developed the MyInternet.to Web site as a springboard to incubate and acquire synergistic technology companies. MyInternet.to is "your portal to the Internet" providing a one-stop destination for access to a broad array of Web content and services. Ecomm invites Wireless, High Speed Data Transmission, and Internet technology companies to inquire about potential business combinations.

This release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Commerce believes that the expectations reflected in the forward-looking statements and assumptions upon which forward-looking statements are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct.

This Form 8-K includes certain "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, included herein, including without limitation, statements regarding potential mineralization and reserves, exploration results, and future plans and objectives of Commerce Group Corp. ("Commerce"), are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from Commerce's expectations are disclosed under various sections of this and other documents filed from time to time with the United States Securities and Exchange Commission, the Boston Stock Exchange, Inc., and the National Association of Security Dealers Automated Systems.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMMERCE GROUP CORP.
                              (Registrant)


                              /s/ Edward L. Machulak
                              ___________________________________________
Date:  February 29, 2000      By:  Edward L. Machulak, President